UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 759-5900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 28, 2008, Ambassadors International, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The numerator used in the calculation of diluted earnings per share and the diluted earnings per share for the three months ended September 30, 2008 excluded the effect of the Company’s tax valuation allowance and were reported in the original press release as $10,244 and $0.81, respectively. These have been corrected in this current report on Form 8-K to $10,664 and $0.84, respectively, and include the effect of 100% tax valuation allowance.
On October 29, 2008, the Company held a conference call to discuss the results of operations. The transcript of the conference call is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.
The information in this Current Report, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01 Exhibits.
(d) Exhibits
99.1  Press release dated October 28, 2008, issued by the Registrant
99.2  Transcript of the conference call held October 29, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: October 31, 2008	By:	/s/ Blake T. Barnett
Blake T. Barnett
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated October 28, 2008, issued by the Registrant
99.2	Transcript of the conference call held October 29, 2008

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